SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2006

PLASTICON INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Wyoming	0-32201	20-4263326
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3166 Custer Drive, Suite 101, Lexington, Kentucky 40517

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (859) 245-5252

_________________

Wicklund Holding Company

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Forward-Looking Statements

THE STATEMENTS CONTAINED IN THIS CURRENT REPORT THAT ARE NOT HISTORICAL FACTS ARE “FORWARD-LOOKING STATEMENTS (AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995), THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS “BELIEVES, “EXPECTS, “ ”MAY,” “WILL,” “SHOULD,” OR “ANTICIPATES,” OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE PLANNED EFFORTS TO IMPLEMENT THE COMPANY’S BUSINESS PLAN AND ANY OTHER EFFORTS THAT THE COMPANY INTENDS TO TAKE IN AN ATTEMPT TO GROW THE COMPANY, ENHANCE SALES, ATTRACT & RETAIN QUALIFIED PERSONNEL, AND OTHERWISE EXPAND THE COMPANY’S BUSINESS ARE NOT HISTORICAL FACTS AND ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR BECAUSE OF THE CONTINUING RISKS FACING THE COMPANY. SUCH RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: THE PROSPECTS AND FINANCIAL CONDITION of SEMCO DISTRIBUTION, INC. AND/OR ULTIMATE SURFACE, LLC, OUR LIMITED DUE DILIGENCE IN EVALUATING THE ACQUISITION OF THESE COMPANIES, OUR ABILITY TO IMPLEMENT OUR PLANNED BUSINESS STRATEGY, THE RISK ASSOCIATED WITH AN EARLY STAGE COMPANY, AND THE UNCERTAINTIES AND RISKS OF A SMALL COMPANY WITH LIMITED MANAGERIAL, FINANCIAL, AND MARKETING RESOURCES. ANY ONE OR MORE OF THESE AND OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS.

As used herein, the terms, “we,” “us,” “our,” and the “Company” refers to Plasticon International, Inc., a Wyoming corporation and its subsidiaries, unless otherwise stated.

ITEM 1.01 Entry into a Material Definitive Agreement

Share and Membership Interest Purchase Agreement

On January 1, 2006, Plasticon International, Inc. (the “Company”) entered into a Share and Membership Interest Purchase Agreement (the “Acquisition Agreement”) with Semco Distribution, Inc., a Nevada corporation (“Semco”), Ultimate Surface, LLC, a Nevada limited liability company (“USL”), and Samel Sem and Yamine Sem (both of the latter, as the “Semco Owners”).

Under the terms of the Acquisition Agreement (and except for the then current balance of Semco’s cash, accounts receivable, accounts payable, and accrued liabilities), the Company acquired all of the outstanding common stock of Semco and all of the outstanding membership interests of USL at a purchase price (including the performance payment) of $2,750,000 (the “Purchase Price”).

The Acquisition Agreement provided that the Purchase Price was to be paid as follows:

(1)	The Company is to pay a refundable cash payment of $100,000 prior to close of escrow of the Acquisition Agreement (the “Initial Cash Payment”).

(2)	The Company is to pay the cash sum of $550,000 upon the close of escrow (with said payment refundable in the event of termination of the Acquisition Agreement).

(3)	The Company is to issue shares of the Company’s common stock to the Semco Owners with said shares to have a valuation of $100,000 upon close of escrow.

(4)

The Semco Owners are to be paid up to $2,000,000 as a Performance Payment (the “Performance Payment”) to be paid monthly out of 50% of Semco’s net profits before tax by the 10th working day of the month immediately following the month in which said net profits are recorded with the term “net profits” to be a formula determined by the parties prior to the close of escrow on the Acquisition Agreement. The Company’s obligation to pay the Performance Payment is to continue until it is paid in full.

(5)

A royalty payment to the Semco Owners equal to 4% of the net profits derived from the then current proprietary technology owned by SEMCO (without including any new or resulting technology developed or established by the Company after the closing of the Acquisition Agreement) (the “Royalty Payment”).The Royalty Payment is to be paid to the Semco Owners and/or their heirs for a period of 20 years from and after the Performance Payment.

The Acquisition Agreement also provided that: (A) the existing USL sales contract and related costs are retained by the Semco Owners and not included in the Acquisition Agreement; (B) all of the shares of Semco and the membership interests of USL acquired pursuant to the Acquisition Agreement are to be held in escrow until the Purchase Price is paid in full; and (C) the Semco Owners agreed to non-compete agreement with the Company.

In addition, the Acquisition Agreement also provided for a five year employment agreement of Samel Sem at an annual compensation of $150,000 payable monthly, a monthly car allowance of $350, reimbursement for approved expenses, and additional compensation of 5% (as an add-on compensation to all USL contracts) as USL’s state contractor license holder until such time as the Company is able to find another qualified employee of Semco to serve and hold a Nevada qualified state contractor’s license. The Company also granted Yamine Sem a one year employment contract at an annual salary of $60,000, payable monthly.

The Acquisition Agreement also included customary representations and warranties by the Company regarding the Company’s corporate organization, books and records, legal compliance, tax returns, absence of adverse financial events, corporate authority, and other matters. The Acquisition Agreement also included customary representations and warranties by Semco, USL, and the Semco Owners regarding the ownership of the Semco stock and the USL membership interests and their transferability, the corporate and limited liability status and organization of both entities, the financial statements of both entities, the books and records of both entities, legal compliance, tax returns, absence of adverse events, employee liabilities, and other matters.

The Acquisition Agreement further required that: (i) Semco undertake its best efforts to secure a one year lease extension on the lease of certain real property used by Semco; and (ii) Semco allow the Company to complete an audit of Semco’s financial statements.

While the Company completed the acquisition of Semco and USL, the closing of the Acquisition Agreement was subject to the following conditions precedent, namely:

(a)	The Company’s approval of the audit report and unaudited financial statements of Semco for the year ending December 31, 2004 and for USL for the period ending September 30, 2005.

(b)

The completion of the filing of the Company’s Schedule 14C with the U.S. Securities and Exchange Commission with respect to informing the Company’s shareholders of an action to approve the acquisition of Semco and USL and approval of the Acquisition Agreement pursuant to the requirement of Section 14C of the Securities Exchange Act of 1934.

(c)	Semco’s delivery, to the Escrow Agent, of a detailed written description of all of Semco’s proprietary technology and products owned as of the close of escrow.

(d)	Completion and release of all obligations to the Semco Owners by Semco.

(e)	The Company’s receipt of a third party “fairness letter” with respect to the terms of the Acquisition Agreement and the underlying acquisition of Semco and USL.

As a condition subsequent, the Company, Semco, USL, and the Semco Owners agreed that within one year after the closing of the Acquisition Agreement, the Company shall have the right to terminate and cancel the acquisition due to any failure of any conditions (set forth above as (a) through (e)). In that event, Semco shall return the Initial Cash Payment to the Company and repay any loans or advances made by the Company.

The Acquisition Agreement further provided that in the event of any dispute, controversy, or claim, the parties would resolve such matters by arbitration in Lexington, Kentucky under the auspices of the American Arbitration Association.

ITEM 2.01 Completion of Acquisition or Disposition of Assets

As stated above, on January 1, 2006, the Company entered into a Share and Membership Interest Purchase Agreement (the “Acquisition Agreement”) with Semco Distribution, Inc., a Nevada corporation (“Semco”), Ultimate Surface, LLC, a Nevada limited liability company (“USL”), and Samel Sem and Yamine Sem (both of the latter, as the “Semco Owners”).

Except for the then current balance of Semco’s cash, accounts receivable, accounts payable, and accrued liabilities), the Company acquired all of the outstanding common stock of Semco and all of the outstanding membership interests of USL at a purchase price (including the performance payment) of $2,750,000 (the “Purchase Price”).

The acquisition of Semco and USL was undertaken without the assistance of any underwriter or broker-dealer. All of the capital stock of Semco and the membership interests of USL were acquired in exchange for the Purchase Price which included $100,000 of the Company’s common stock.

The Company’s common stock was issued to the Semco Owners with a restricted securities legend pursuant to a claim of exemption under Section 4(2) of the Securities Act of 1933. The shares were offered and sold by the Company’s management without the use of an underwriter or NASD registered broker-dealer and no commissions were incurred by the Company in connection with the transaction. Each purchaser was sophisticated and experienced in financial, business, and investment matters and otherwise able to evaluate the merits and risks associated with the purchase of the Company’s securities and each was given access to the Company and its books and records and allowed to ask questions and receive answers to their questions about the Company and its operations, financial condition, and future prospects.

ITEM 3.02 Unregistered Sales of Equity Securities

The $100,000 of the Company’s Common Stock issued to the Semco Owners in the Acquisition Agreement were issued to the Semco Owners with a restricted securities legend and each of the Semco Owners agreed to acquire and hold the shares for investment purposes only. The Company did not receive any proceeds from the sale of the shares but did issue the shares in lieu of $100,000 in cash to the Semco Owners as part of the payment of the Purchase Price. The Company did not use any underwriter or broker-dealer in connection with the issuance of the shares and except for certain legal fees and stock transfer agent fees, no other material costs or expenses were incurred in connection with the issuance of the shares.

The shares issued to Mr. Murphy were issued under a claim of exemption pursuant to Section 4(2) of the Securities Act of 1933. The shares were offered and sold by the Company’s management without the use of an underwriter or NASD registered broker-dealer and no commissions were incurred by the Company in connection with the transaction. Each purchaser was sophisticated and experienced in financial, business, and investment matters and otherwise able to evaluate the merits and risks associated with the purchase of the Company’s securities and each was given access to the Company and its books and records and allowed to ask questions and receive answers to their questions about the Company and its operations, financial condition, and future prospects.

ITEM 7.01 Regulation FD Disclosure

As stated above, on January 1, 2006, the Company entered into a Share and Membership Interest Purchase Agreement (the “Acquisition Agreement”) with Semco Distribution, Inc., a Nevada corporation (“Semco”), Ultimate Surface, LLC, a Nevada limited liability company (“USL”), and Samel Sem and Yamine Sem (both of the latter, as the “Semco Owners”).

Except for the then current balance of Semco’s cash, accounts receivable, accounts payable, and accrued liabilities), the Company acquired all of the outstanding common stock of Semco and all of the outstanding membership interests of USL at a purchase price (including the performance payment) of $2,750,000 (the “Purchase Price”).

Factors That May Affect Future  Results

In General. The purchase of shares of the Company’s common stock is very speculative and involves a very high degree of risk. Our business organization and structure all involve elements of risk. In many instances, these risks arise from factors over which we will have little or no control. Some adverse events may be more likely than others and the consequence of some adverse events may be greater than others. No attempt has been made to rank risks in the order of their likelihood or potential harm.

1)   We acquired Semco Distribution, Inc., a Nevada corporation and Ultimate Surface, LLC, a Nevada limited liability company after a limited due diligence review and evaluation and we did not rely upon independent third party evaluations or review of the proposed acquisition.

We acquired Semco Distribution, Inc., a Nevada corporation and Ultimate Surface, LLC, a Nevada limited liability company (together, as “Semco”) after our officers and directors completed a review and evaluation of Semco’s business, operations and future prospects. While we believe that the acquisition will benefit the Company and holds significant opportunity for the future, we did not employ the services of an independent third party professional evaluation to conduct a pre-acquisition due diligence review of Semco and its business, financial, and operating affairs. As a result, we cannot assure you that if we had retained an independent third party professional to review and evaluate Semco, that we would have completed the acquisition or if we did complete it, that we would have completed the acquisition upon the terms set forth in the agreements we executed.

2)	The market price of our common stock may fluctuate significantly.

The market price of our common shares may fluctuate significantly in response to factors, some of which are beyond our control, such as:

•	the announcement of new technologies by us or our competitors;
•	quarterly variations in our and our competitors’ results of operations;
•	changes in earnings estimates or recommendations by securities	analysts;
•	developments in our industry; and
•	general market conditions and other factors, including factors unrelated to our own operating performance.
•	changing regulatory exposure, laws, rules and regulations which may change.
•	tax incentives and other changes in the tax code.

Further, the stock market in general has recently experienced extreme price and volume fluctuations. Continued market fluctuations could result in extreme volatility in the price of our common shares, which could cause a decline in the value of our common shares. You should also be aware that price volatility might be worse if the trading volume of our common shares is low.

3)	Trading of our common stock is limited.

Trading in our stock has historically been limited and sporadic with no continuous trading market over any long or extended period of time. This has adversely effected the liquidity of our securities, not only in terms of the number of securities that can be bought and sold at a given price, but also through delays in the timing of transactions and reduction in security analysts' and the media's coverage of us. This may result in lower prices for our common stock than might otherwise be obtained and could also result in a larger spread between the bid and asked prices for our common stock. There will likely be only limited liquidity and investors will not likely have the ability to purchase or sell our common stock in any significant quantities. This too will sharply limit interest by individual and institutional investors.

4)            Because it is a “penny stock,” it will be more difficult for you to sell shares of our common stock.

In addition, our common stock is a “penny stock.” Broker-dealers who sell penny stocks must provide purchasers of these stocks with a standardized risk-disclosure document prepared by the SEC. This document provides information about penny stocks and the nature and level of risks involved in investing in the penny-stock market.

In the absence of a security being quoted on NASDAQ, or the Company having $2,000,000 in net tangible assets, trading in the Common Stock is covered by Rule 3a51-1 promulgated under the Securities Exchange Act of 1934 for non-NASDAQ and non-exchange listed securities. Under such rule, broker/dealers who recommend such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or an annual income exceeding $200,000 or $300,000 jointly with their spouse) must make a special written suitability determination for the purchaser and receive the purchaser's written agreement to a transaction prior to sale.

Securities are also exempt from this rule if the market price is at least $5.00 per share, or for warrants, if the warrants have an exercise price of at least $5.00 per share. The Securities Enforcement and Penny Stock Reform Act of 1990 requires additional disclosure related to the market for penny stocks and for trades in any stock defined as a penny stock. The Commission has recently adopted regulations under such Act which define a penny stock to be any NASDAQ or non-NASDAQ equity security that has a market price or exercise price of less than $5.00 per share and allow for the enforcement against violators of the proposed rules. In addition, unless exempt, the rules require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule prepared by the Commission explaining important concepts involving the penny stock market, the nature of such market, terms used in such market, the broker/dealer's duties to the customer, a toll-free telephone number for inquiries about the broker/dealer's disciplinary history, and the customer's rights and remedies in case of fraud or abuse in the sale. Disclosure also must be made about commissions payable to both the broker/dealer and the registered representative, current quotations for the securities, and if the broker/dealer is the sole market-maker, the broker/dealer must disclose this fact and its control over the market.

Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. While many NASDAQ stocks are covered by the proposed definition of penny stock, transactions in NASDAQ stock are exempt from all but the sole market-maker provision for (i) issuers who have $2,000,000 in tangible assets ($5,000,000 if the issuer has not been in continuous operation for three years), (ii) transactions in which the customer is an institutional accredited investor and (iii) transactions that are not recommended by the broker/dealer. In addition, transactions in a NASDAQ security directly with the NASDAQ market-maker for such securities, are subject only to the sole market-maker disclosure, and the disclosure with regard to commissions to be paid to the broker/dealer and the registered representatives.

Finally, all NASDAQ securities are exempt if NASDAQ raised its requirements for continued listing so that any issuer with less then $2,000,000 in net tangible assets or stockholder's equity would be subject to delisting. These criteria are more stringent than the proposed increased in NASDAQ's maintenance requirements.

Since a broker must also give a purchaser, orally or in writing, bid and offer quotations and information regarding broker and salesperson compensation, make a written determination that the penny stock is a suitable investment for the purchaser, and obtain the purchaser’s written agreement to the purchase. The penny stock rules may make it difficult for you to sell your shares of our stock. Because of the rules, there is less trading in penny stocks. Also, many brokers choose not to participate in penny-stock transactions. Accordingly, you may not always be able to resell shares of our common stock publicly at times and prices that you feel are appropriate.

5)            There may be a significant number of shares of our common stock eligible for sale, which could depress the market price of our stock.

Shares of our common stock may be offered from time to time in the open market pursuant to Rule 144, and these sales may have a depressive effect on the market for our common stock. In general, a person who has held restricted shares for a period of one year may, upon filing with the SEC a notification on Form 144, sell into the market common stock in an amount equal to the greater of 1 percent of the outstanding shares or the average weekly number of shares sold in the last four weeks prior to such sale. Such sales may be repeated once each three months, and any of the restricted shares may be sold by a non-affiliate after they have been held two years.

6)	We may not successfully manage our growth.

Our success will depend upon the expansion of our operations and the effective management of our growth, which will place a significant strain on our management and on our administrative, operational and financial resources. To manage this growth, we must expand our facilities, augment our operational, financial and management systems and hire and train additional qualified personnel. If we are unable to manage our growth effectively, our business would be harmed.

7)            We rely on key executive officers and technological advisors, and their knowledge of our business and technical expertise would be difficult to replace.

We are highly dependent on our key officers. We do not have “key person” life insurance policy for Mr. James N. Turek, our President, or any of our other key employees. The loss of the technical knowledge and management and industry expertise of any of our key personnel could result in delays in product development, loss of customers and sales and diversion of management resources, which could adversely affect our operating results. There can be no guarantee that we will ever obtain any “key person” life insurance for any of our officers in the future.

8)	Lack of Independent Evaluation of Business Plan

We have not obtained any independent or third party professional evaluation of our business plan and we do not anticipate obtaining any independent evaluation of our business plan in the near future. As a result, all of our plans and strategies will be entirely dependent upon the evaluation of our existing management.

9)	Limited Financial Resources and Future Dilution

We are a small company and we have limited financial resources. While we believe that we have some significant growth opportunities, we cannot assure you that we will be successful in obtaining additional financial resources to meet our financial needs or, we are successful in doing so, that we can obtain such financial resources on terms that are reasonable in light of our current financial circumstances. We anticipate that we may raise additional capital in the future and we cannot assure you that we will be successful in raising additional capital or if we do, that current investors will not suffer immediate and substantial dilution as a result of any successful financing transactions.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLASTICON INTERNATIONAL, INC.

Date: October 30, 2006	By:	/s/ James N. Turek

James N. Turek, President

Exhibits:

99.1 Share and Membership Interest Purchase Agreement